UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

Location Based Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-139395	20-4854758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38 Discovery, Suite 150, Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)

(800) 600-1044
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registration under any of the following provisions:

5	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

5	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

5	Pre-commencement communications pursuant to Rule 14d-2(k) under the Exchange Act (17 CFR 240.14d-2(b))

5	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Lease Agreement

On May 11, 2011, the Company entered into a lease agreement with The Irvine Company LLC to lease approximately 4,700 square feet of general office space located at 49 Discovery, Suite 260, Irvine, California, for base rent ranging from $6,199 to $7,193 per month over the 48 month lease term.  The lease term is from July 1, 2011 through June 30, 2015.  The lease agreement is attached to this Current Report as Exhibit 10.96.

Item 9.01 Financial Statements and Exhibits

Exhibit #	Description
10.96	Lease Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCATION BASED TECHNOLOGIES, INC.

Date: June 24, 2011	By:	/s/ David Morse
David Morse
Chief Executive Officer